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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 1997


                            MEGO MORTGAGE CORPORATION
              --------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         0-21689                                         88-0286042
 (COMMISSION FILE NUMBER)                     (IRS EMPLOYER IDENTIFICATION NO.)


        MEGO MORTGAGE CORPORATION
        1000 PARKWOOD CIRCLE, SUITE 500
        ATLANTA, GEORGIA                                      30339
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                    (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 952-6700


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ITEM 5.  OTHER EVENTS

         This Form 8-K is being filed pursuant to Rule 135c(d) of the Securities Act of 1933, as amended, with respect to two press releases issued by Mego Mortgage Corporation on October 15, 1997 and October 20, 1997, respectively, a copy of each which is being filed as exhibit 99.1 and 99.2, respectively, hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.
                  Not Applicable.

         (b)      Pro Forma Financial Information.
                  Not Applicable.

         (c)      Exhibits

                  99.1     Press Release of the Company dated October 15, 1997.
                  99.2     Press Release of the Company dated October 20, 1997.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MEGO MORTGAGE CORPORATION



Date:  October 30, 1997                      By: /s/JAMES L. BELTER
                                                 -------------------------------
                                                 James L. Belter
                                                 Executive Vice President and
                                                 Chief Financial Officer









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                                  EXHIBIT INDEX

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

99.1         Press release of the Company dated October 15, 1997.
99.2         Press release of the Company dated October 20, 1997.